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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 18, 2001, on the financial statements of Transilica Inc. as of and for the years ended December 31, 2000 and 1999 included in Microtune, Inc.'s Form 8-K/A (Amendment No. 2) and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP                                      ARTHUR ANDERSEN LLP

San Diego, California
December 18, 2001